UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2003

Atlantic Coast Airlines Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	0-21976	13-3621051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45200 Business Court, Dulles, VA	20166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (703) 650-6000

N/A

(Former name and former address, if changed since last report.)

Item 9.	REGULATION FD DISCLOSURE.

On December 12, 2003, Atlantic Coast Airlines Holdings, Inc. (ACA) (NASDAQ/NM: ACAI) issued a press release announcing that Institutional Shareholder Services (ISS) has awarded ACA a Corporate Governance Quotient that ranks the company seventh overall in the S&P SmallCap 600 Index in ISS’s December 1, 2003 listings. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Coast Airlines Holdings, Inc. (Registrant)
Date: December 12, 2003

	By:	/s/ Richard J. Surratt

Richard J. Surratt, Executive VP – Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Atlantic Coast Airlines, Inc. dated December 12, 2003, titled “Atlantic Coast Airlines Corporate Governance Score Ranks In Top-10 Among S&P Small Cap 600”.